UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2014
Date of Report (Date of earliest event reported)

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-11740

COLORADO (State or other jurisdiction of incorporation)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: (303) 987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 15, 2014, Mesa Laboratories, Inc. (the “Company”) entered into and closed an asset purchase agreement (the “Agreement”) with BGI, Incorporated and BGI Instruments, Inc. (collectively “BGI”) whereby it acquired substantially all of the assets (other than cash and accounts receivable) and certain liabilities of BGI. The purchase price for the acquired assets was $9,900,000, consisting of a cash payment of $9,720,000 at closing with the remaining $180,000 due within 60 days, subject to a post- closing adjustment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1	Press release dated April 15, 2014.
99.2	Asset Purchase Agreement by and Among Mesa Laboratories, Inc., BGI, Incorporated and BGI Instruments, Inc. dated as of April 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 15, 2014	Mesa Laboratories, Inc. ( Registrant) /s/ John J. Sullivan BY: John J. Sullivan, President and Chief Executive Officer